Exhibit 99.36

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  FEBRUARY 1999
                   Home Equity Loan Pass-Through Certificates,
                                 Series 1998-HE2

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

         (1) Amount of distribution allocable to principal:

            Class A1                     $70.79963512
                             ----------------
            Class A2                      $0.00000000
                             ----------------
            Class A3                      $0.00000000
                             ----------------
            Class A4                      $0.00000000
                             ----------------
            Class A5                      $0.00000000
                             ----------------
            Class A6                      $0.00000000
                             ----------------
            Class A7                      $0.00000000
                             ----------------
             Class M                      $1.40325170
                             ----------------
            Class B1                      $1.40325170
                             ----------------
            Class B2                      $1.40325170
                             ----------------
            Class B3                      $1.40325170
                             ----------------
            Class B4                      $1.40325170
                             ----------------
            Class B5                      $1.40325170
                             ----------------
            Class R1                      $0.00000000
                             ----------------
            Class R2                      $0.00000000
                             ----------------

         (2)  Aggregate Principal prepayments included in distribution:

            Class A1           $3,984,870.26
                             -------------
            Class A2                   $0.00000000
                             -------------
            Class A3                   $0.00000000
                             -------------
            Class A4                   $0.00000000
                             -------------
            Class A5                   $0.00000000
                             -------------
            Class A6                   $0.00000000
                             -------------
            Class A7                   $0.00000000
                             -------------
             Class M                   $0.00000000
                             -------------
            Class B1                   $0.00000000
                             -------------
            Class B2                   $0.00000000
                             -------------
            Class B3                   $0.00000000
                             -------------
            Class B4                   $0.00000000
                             -------------
            Class B5                   $0.00000000
                             -------------
            Class R1                   $0.00000000
                             -------------
            Class R2                   $0.00000000
                             -------------

          (3)  Amount of distribution allocable to interest Pay-out Rate:

            Class A1                $3.71658828               6.365%
                               ---------------------------------
            Class A2                $5.08750000               6.105%
                               ---------------------------------
            Class A3                $5.15000000               6.180%
                               ---------------------------------
            Class A4                $5.22916667               6.275%
                               ---------------------------------
            Class A5                $5.26250000               6.315%
                               ---------------------------------
            Class A6                $5.53750000               6.645%
                               ---------------------------------
            Class A7                $5.17916667               6.215%
                               ---------------------------------
             Class S                $2.12125079               2.55%
                               ---------------------------------
             Class M                $5.49177102               6.660%
                               ---------------------------------
            Class B1                $5.69379563               6.905%
                               ---------------------------------
            Class B2                $6.18030387               7.495%
                               ---------------------------------
            Class B3                $7.39281270               8.965%
                               ---------------------------------
            Class B4                $7.39281270               8.965%
                               ---------------------------------
            Class B5                $7.39281270               8.965%
                               ---------------------------------

          (4) Servicing Compensation:                                 $90,303.40
                                                                      --------

          The amounts below are for the aggregate of all Certificates:

          (5) Pool Principal Balance;                            $176,445,570.14
                                                                 -------------
              number of Mortgage Loans:                                    2,498
                                                                 -------------

          (6) Class Certificate Principal Balance of each Class; Certificate Principal Balance of Single Certificate of each class:

                                                         Single
                                                      Certificate
               Class         Class Balance              Balance
               ----------------------------------------------------------
               Class A1      $37,478,608.37             $629.89257773
                             --------------------------------
               Class A2      $21,500,000.00           $1,000.00000000
                             --------------------------------
               Class A3      $27,600,000.00           $1,000.00000000
                             --------------------------------
               Class A4      $13,400,000.00           $1,000.00000000
                             --------------------------------
               Class A5      $15,100,000.00           $1,000.00000000
                             --------------------------------
               Class A6      $23,478,000.00           $1,000.00000000
                             --------------------------------
               Class A7      $17,800,000.00           $1,000.00000000
                             --------------------------------
               Class M        $4,803,178.60             $988.10504025
                             --------------------------------
               Class B1       $4,322,959.55             $988.10504025
                             --------------------------------
               Class B2       $1,921,864.30             $988.10504025
                             --------------------------------
               Class B3       $1,921,864.30             $988.10504025
                             --------------------------------
               Class B4       $1,441,645.25             $988.10504025
                             --------------------------------
               Class B5       $1,403,495.46             $961.48287382
                             --------------------------------
               Class R1               $0.00               $0.00000000
                             --------------------------------
               Class R2               $0.00               $0.00000000
                             --------------------------------

          (7)  Book  value of real  estate  acquired  on behalf of  Certificate-
               holders; number of related Mortgage Loans:                $0.00
                                                                            --
                                                                            0
                                                                            --

          (8) Aggregate Scheduled Principal Balance and number of delinquent Mortgage Loans:
               One Payment Delinquent                              $1,394,455.31
                                                                   -----------
                                                                           24
                                                                   -----------
               Two Payments Delinquent                                $96,668.47
                                                                   -----------
                                                                            2
                                                                   -----------
               Three or more Payments Delinquent                     $604,420.29
                                                                   -----------
                                                                            8
                                                                   -----------
               TOTAL                                               $2,095,544.07
                                                                   -----------
                                                                           34
                                                                   -----------
               In foreclosure                                      $1,424,810.66
                                                                   -----------
                                                                           17
                                                                   -----------

          (9)  Aggregate  Scheduled  Principal  Balance  and number of  replaced
               Mortgage Loans:                                           $0.00
                                                                         ----
                                                                           0
                                                                         ----

          (10) Unpaid Net Simple Interest Shortfall:
            Class A1                     $0.00
                            ----------------
            Class A2                     $0.00
                            ----------------
            Class A3                     $0.00
                            ----------------
            Class A4                     $0.00
                            ----------------
            Class A5                     $0.00
                            ----------------
            Class A6                     $0.00
                            ----------------
            Class A7                     $0.00
                            ----------------
             Class S                     $0.00
                            ----------------
             Class M                     $0.00
                            ----------------
            Class B1                     $0.00
                            ----------------
            Class B2                     $0.00
                            ----------------
            Class B3                     $0.00
                            ----------------
            Class B4                     $0.00
                            ----------------
            Class B5                     $0.00
                            ----------------

          (11) Class Certificate Interest Rate of:
             Class M                       6.660%
                            -----------------
            Class B1                       6.905%
                            -----------------
            Class B2                       7.495%
                            -----------------
            Class B3                       8.965%
                            -----------------
            Class B4                       8.965%
                            -----------------
            Class B5                       8.965%
                            -----------------
             Class S                       2.55%
                            -----------------

          (12) Senior Percentage for such Distribution Date          91.002107%
                                                              -----------------

          (13) Senior Prepayment Percentage
               for such Distribution Date                           100.00%
                                                              -----------------

          (14) Junior Percentage for such
               Distribution Date                                      8.997893%
                                                              -----------------

          (15) Junior Prepayment Percentage
               for such Distribution Date                             0.00%
                                                              -----------------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                             GE CAPITAL MORTGAGE SERVICES, INC.

                                             By: /s/ Tim Neer
                                             -----------------------------------
                                             Name:     Tim Neer
                                             Title:    Vice President,
                                                       Investor Operations